)




                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                December 18, 2001


     SAXON ASSET SECURITIES COMPANY (as Depositor under the Trust Agreement, dated as of July 1, 2001, providing for the issuance of Mortgage Loan
                    Asset Backed Certificates, Series 2001-2)

                         Saxon Asset Securities Company
                ------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



    Virginia                           333-67170                 52-1865887
------------------                    -----------            -------------------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
 Of Incorporation)                     File Number)          Identification No.)



    4880 Cox Road
 Glen Allen, Virginia                                             23060
 --------------------                                          ------------
(Address of Principal                                           (Zip Code)
 Executive Offices)



       Registrant's telephone number, including area code: (804) 967-7400

                                    No Change
   --------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Item 5. Other Events

     The Registrant registered issuances of Mortgage Loan Asset Backed Certificates, Series 2001-2 on a delayed or continuous basis pursuant to Rule
415 under the Securities Act of 1933, as amended (the "Act"), by Registration Statements on Form S-3 (Registration File Nos. 333-87351 and 333-65718) (together, the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $650,410,000 in aggregate principal amount of Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class AV-1, Class AV-2, Class A-IO, Class P-1, Class C, Class M-1, Class M-2, Class X-IO, Class B-1 and Class R Certificates of its Mortgage Loan Asset Backed Certificates, Series 2001-2 on August 2, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated July 26, 2001, as supplemented by the Prospectus Supplement dated July 26, 2001 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     Saxon Asset Securities Company, as Depositor, Saxon Mortgage, Inc., as Master Servicer and Bankers Trust Company, as Trustee, entered into the First Amendment to Trust Agreement (the "Amendment"), attached hereto as Exhibit 4.1 hereto, dated as of December 18, 2001, among the Depositor, the Master Servicer and the Trustee. The Amendment amended the Trust Agreement (as amended, the "Trust Agreement"), dated as of July 1, 2001, a form of which was filed as an exhibit to the Registrant's Form 8-K dated as of August 2, 2001. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

     Item 7. Financial Statements; Pro Forma Financial Information and Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:


4.1 First Amendment to Trust Agreement, dated as of December 18, 2001, among Saxon Asset Securities Company, as Depositor, Saxon Mortgage, Inc., as Master Servicer and Bankers Trust Company, as Trustee.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SAXON ASSET SECURITIES COMPANY



                                     By: /s/ Bradley D. Adams
                                         ---------------------------------------
                                            Name:  Bradley D. Adams
                                            Title: Senior Vice President



Dated:  December 20, 2001

                                  EXHIBIT INDEX



Exhibit No.                        Description
-----------                        ------------


4.1 First Amendment to Trust Agreement, dated as of December 18, 2001, among Saxon Asset Securities Company, as Depositor, Saxon Mortgage, Inc., as Master Servicer and Bankers Trust Company, as Trustee.




















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